UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          May 16, 2013
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Street Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 16, 2013, the Board of Directors of Integrys Energy Group, Inc. (the "Company") approved an amendment to Article III, Section 2 of the Company’s By-laws to decrease the size of the Board from 13 to 11 directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2013, the Company held its 2013 Annual Meeting of Shareholders. At the Annual Meeting, the Company’s shareholders voted on the following proposals:

1)	The election of 11 directors to the Company’s Board of Directors for a one-year term to expire at the Company’s 2014 Annual Meeting of Shareholders;

2)	The approval of a non-binding advisory resolution to approve the compensation of the Company's named executive officers; and

3)	The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2013.

The nominees named below were elected as directors at the Annual Meeting by the following final votes cast:

Name of Nominee	For	Withheld	Broker Non-Vote
William J. Brodsky	44,307,181	1,234,228	15,901,531
Albert J. Budney, Jr.	44,460,816	1,080,593	15,901,531
Ellen Carnahan	44,970,519	570,890	15,901,531
Michelle L. Collins	44,686,711	854,698	15,901,531
Kathryn M. Hasselblad-Pascale	44,345,344	1,196,065	15,901,531
John W. Higgins	44,898,537	642,872	15,901,531
Paul W. Jones	44,834,774	706,635	15,901,531
Holly Keller Koeppel	44,980,308	561,101	15,901,531
Michael E. Lavin	44,919,054	622,355	15,901,531
William F. Protz, Jr.	44,364,483	1,176,926	15,901,531
Charles A. Schrock	43,628,656	1,912,753	15,901,531

Shareholders approved the compensation of the Company's named executive officers by the following final votes cast:

For	Against	Abstained	Broker Non-Vote
42,032,401	2,147,612	1,361,396	15,901,531

The selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2013, was ratified by the following final votes cast (there were no broker non-votes cast on this proposal):

For	Against	Abstained
60,002,298	1,179,376	261,266

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		3.1	Amendment to the Integrys Energy Group, Inc. By-laws effective May 16, 2013

		3.2	Integrys Energy Group, Inc. By-laws as in effect at May 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Jodi J. Caro Jodi J. Caro, Vice President, General Counsel and Secretary

Date: May 20, 2013

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated May 16, 2013

Exhibit Number

3.1	Amendment to the Integrys Energy Group, Inc. By-laws effective May 16, 2013

3.2	Integrys Energy Group, Inc. By-laws as in effect at May 16, 2013